SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) FEBRUARY 28, 2002

                       FAIRCHILD INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

           NEVADA                     0-28305                  91-1880015
(State or other jurisdiction of     (Commission              (IRS Employer
       incorporation)               File Number)           Identification No.)

    595 HORNBY STREET, SUITE 603, VANCOUVER, BRITISH COLUMBIA, V6C 1A4 CANADA
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (604) 646-5614

                                       N/A
          (Former name or former address, if changed since last report)








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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not applicable

         (b)      Pro forma financial information: Not applicable.

         (c)      Exhibits:

                  REGULATION
                  S-B NUMBER                   DOCUMENT

                     20.1            Press release dated February 28, 2002

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE

         Pursuant to General Instruction F, the registrant incorporates by reference to the information contained in the press release dated February 28, 2002, which is filed as an exhibit to this report.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FAIRCHILD INTERNATIONAL
                                       CORPORATION



February 28, 2002                      By:   /s/ ROBERT D. GRACE
                                          -------------------------------------
                                          Robert D. Grace, President










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                                  EXHIBIT 20.1

                      PRESS RELEASE DATED FEBRUARY 28, 2002
















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                              COALINGA WELL UPDATE

February 28, 2002 - As of 11:51 am pst, Fairchild International Corporation (OTCBB:FRCD) received a report regarding the Coalinga Nose Well from the operator. After working on the perforation of the three zones of the Brown Mountain Sand formation over the past two days, the operator has concluded that the well does not appear to be economic in this formation. Fairchild International is disappointed with this latest setback, however the company will continue to issue further information as it becomes available.

For further information contact: Corporate Communications at 1-888-864-7372, or visit our website at: www.fairchildinternational.com

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made on behalf of the Company. All such forward-looking statements are, by necessity, only estimates of future results and actual results achieved by Fairchild may differ materially from these statements due to a number of factors. Fairchild assumes no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such statements. You should independently investigate and fully understand all risks before making investment decisions.